Thermon Elects Dr. Angela Strzelecki as Director

AUSTIN, TX/September 6, 2022/Thermon Group Holdings, Inc. (NYSE: THR) (“Thermon”), a global leader in industrial process heating solutions, today announced the appointment of Dr. Angela Strzelecki, President of the Pharmaceutical Solutions Division of International Flavors & Fragrances (NYSE:IFF), to its board of directors.

John Nesser, Chairman of the board, said, “We are delighted that Angela has accepted our invitation to join the Thermon board of directors. She brings a wealth of knowledge and relevant experience to our board, and her recruitment adds further gender diversity to our board and augments our long-term board succession plans. In addition to bringing a proven track record of managing several large and complex global businesses with full P&L responsibilities, she has led corporate planning and development, including mergers and acquisitions, driven business transformation, and overseen sales and marketing utilizing a strong technical background. This experience will be valuable to the board and management as we execute our plans.”

Dr. Strzelecki said, “I look forward to joining the Thermon board and contributing to the Company’s continuing success as it pursues plans for growth and diversification. I believe it is well-positioned strategically and has a capable management team and an effective board which together will continue to drive shareholder value. I share the Company’s passion for transparency, inclusiveness and social and environmental responsibility and appreciate the many challenges of driving growth in a still unsettled economic environment.”

Bruce Thames, Thermon CEO and President said, “The management team and I welcome Angela to the board and anticipate her meaningful input regarding our plans for diversification, technology driven service offerings and achieving scale. The markets she has served are similar to our current end-markets and complementary to our growth objectives. As a current senior executive, she also brings relevant experience and insight to the challenges of managing dynamic organizations while pursuing long-term value creation.”

In her current role, Dr. Strzelecki is a senior executive with global management responsibility for the pharmaceutical solutions business of IFF. Previously, she was a career executive with DuPont de Nemours, Inc. beginning as a senior chemist and rising through the ranks to the position of Global Business Director, Pharmaceutical Solutions. During her career, she has served in numerous roles of increasing responsibility, including global operations and manufacturing, strategic planning, M&A, integration and business transformation, sales and marketing, as well as technology and innovation. Her career has spanned an array of end-user markets including specialty industrial coatings, construction materials, electronics, and nutrition and bioscience. Dr. Strzelecki earned a Bachelor of Science Degree in Chemistry from King’s College and a doctorate in Chemistry from The Pennsylvania State University.

With the addition of Dr. Strzelecki, the Thermon board of directors now is composed of seven independent directors and one management director with broad and complementary experience and with diversity in gender and race.

ABOUT THERMON

Through its global network, Thermon provides safe, reliable and mission critical industrial process heating solutions. Thermon specializes in providing complete flow assurance,

process heating, temperature maintenance, freeze protection and environmental monitoring solutions. Thermon is headquartered in Austin, Texas. For more information, please visit www.thermon.com.

FORWARD-LOOKING STATEMENTS

This release includes forward-looking statements within the meaning of the U.S. federal securities laws in addition to historical information. These forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our industry, business strategy and the addition of Dr. Strzelecki to the Board. When used herein, the words "anticipate," "assume," "believe," "budget," "continue," "contemplate," "could," "should" "estimate," "expect," "intend," "may," "plan," "possible," "potential," "predict," "project," "will," "would," "future," and similar terms and phrases are intended to identify forward-looking statements in this release. Forward-looking statements reflect our current expectations regarding future events, results or outcomes. These expectations may or may not be realized. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. In addition, our business and operations involve numerous risks and uncertainties, many of which are beyond our control, which could result in our expectations not being realized or otherwise materially affect our financial condition, results of operations and cash flows.

Actual events, results and outcomes may differ materially from our expectations due to a variety of factors. Although it is not possible to identify all of these factors, they include, among others, (i) the outbreak of a global pandemic, including the current pandemic (COVID-19 and its variants); (ii) general economic conditions and cyclicality in the markets we serve; (iii) future growth of energy, chemical processing and power generation capital investments; (iv) our ability to operate successfully in foreign countries; (v) our ability to successfully develop and improve our products and successfully implement new technologies; (vi) competition from various other sources providing similar heat tracing and process heating products and services, or alternative technologies, to customers; (vii) our ability to deliver existing orders within our backlog; (viii) our ability to bid and win new contracts; (ix) the imposition of certain operating and financial restrictions contained in our debt agreements; (x) our revenue mix; (xi) our ability to grow through strategic acquisitions; (xii) our ability to manage risk through insurance against potential liabilities (xiii) changes in relevant currency exchange rates; (xiv) tax liabilities and changes to tax policy; (xv) impairment of goodwill and other intangible assets; (xvi) our ability to attract and retain qualified management and employees, particularly in our overseas markets; (xvii) our ability to protect our trade secrets; (xviii) our ability to protect our intellectual property; (xix) our ability to protect data and thwart potential cyber-attacks; (xx) a material disruption at any of our manufacturing facilities; (xxi) our dependence on subcontractors and third-party suppliers; (xxii) our ability to profit on fixed-price contracts; (xxiii) the credit risk associated to our extension of credit to customers; (xxiv) our ability to achieve our operational initiatives; (xxv) unforeseen difficulties with expansions, relocations, or consolidations of existing facilities; (xxvi) potential liability related to our products as well as the delivery of products and services; (xxvii) our ability to comply with foreign anti-corruption laws; (xxviii) export control regulations or sanctions; (xxix) changes in government administrative policy; (xxx) the current geopolitical instability in Russia and Ukraine and related sanctions by the U.S. and Canadian governments and European Union; (xxxi) environmental and health and safety laws and regulations as well as environmental liabilities; and (xxxii) climate change and related regulation of greenhouse gases, and (xxxiii) those factors listed under Item 1A "Risk Factors" included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2022 filed with the Securities and Exchange Commission (the "SEC") on May 26, 2022 and in any subsequent Quarterly Reports on Form 10-Q, Current Reports on Form 8-K or other filings that we have filed or may file with the SEC. Any one of these factors or a combination of these factors could materially affect our future results of operations and could influence whether any forward-looking statements contained in this release ultimately prove to be accurate.

Our forward-looking statements are not guarantees of future performance, and actual results and future performance may differ materially from those suggested in any forward-looking statements. We do not intend to update these statements unless we are required to do so under applicable securities laws.

CONTACT

Kevin Fox, Chief Financial Officer
Ivonne Salem, Vice President, FP&A and Investor Relations
(512) 690-0600
Investor.Relations@thermon.com